Amplify High Income ETF
Schedule of Investments
January 31, 2021 (Unaudited)

Description	Shares	Value

INVESTMENT COMPANIES - 99.5%
Equity - 6.5%
Adams Diversified Equity Fund, Inc.	217,492	$3,727,813
John Hancock Tax-Advantaged Dividend Income Fund	144,107	3,017,601
Liberty All-Star Equity Fund (a)	1,716,730	11,690,931
		18,436,345
Fixed Income - 93.0%
AllianceBernstein Global High Income Fund, Inc.	774,824	9,057,693
AllianzGI Convertible & Income Fund	2,070,972	11,825,250
AllianzGI Dividend Interest & Premium Strategy Fund	883,546	11,733,491
BlackRock Corporate High Yield Fund, Inc.	221,207	2,455,398
BlackRock Debt Strategies Fund, Inc.	660,404	6,967,262
BlackRock Resources & Commodities Strategy Trust (a)	1,621,881	12,845,298
Blackstone / GSO Strategic Credit Fund (a)	932,678	12,115,487
Cohen & Steers Quality Income Realty Fund, Inc.	404,440	5,002,923
Cohen & Steers REIT and Preferred and Income Fund, Inc. (a)	197,343	4,434,297
DoubleLine Income Solutions Fund	719,509	11,907,874
DoubleLine Yield Opportunities Fund	554,380	10,527,676
Eaton Vance Limited Duration Income Fund	950,032	11,875,400
Eaton Vance Tax-Advantaged Dividend Income Fund	232,899	5,359,006
Eaton Vance Tax-Advantaged Global Dividend Income Fund	440,739	7,708,525
Highland Income Fund	1,143,374	11,731,017
Invesco Dynamic Credit Opportunities Fund	1,125,831	12,327,849
Invesco Senior Income Trust	3,018,621	12,527,277
NexPoint Strategic Opportunities Fund	1,114,084	12,533,445
Nuveen Credit Strategies Income Fund	1,559,266	9,901,339
Nuveen Floating Rate Income Fund	1,340,458	12,372,427
PGIM Global High Yield Fund, Inc.	813,750	11,774,963
PGIM High Yield Bond Fund, Inc.	768,447	11,565,127
PIMCO Dynamic Credit and Mortgage Income Fund	346,352	7,301,100
Pimco Dynamic Income Fund	229,405	5,987,471
Wells Fargo Income Opportunities Fund	1,343,542	10,949,867
Western Asset Emerging Markets Debt Fund, Inc.	841,748	11,329,928
Western Asset High Income Opportunity Fund, Inc.	1,689,057	8,293,270
		262,410,660
Total Investment Companies (Cost $288,722,661)		280,847,005

MONEY MARKET FUNDS - 0.1%
STIT-Government & Agency Portfolio - Institutional Class - 0.03% (b)	410,691	410,691
Total Money Market Funds (Cost $410,691)		410,691

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.6%
First American Government Obligations Fund - Class X - 0.04% (b)	1,562,108	1,562,108
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,562,108)		1,562,108
Total Investments - 100.2%
(Cost $290,695,460)		$282,819,804

Percentages are based on Net Assets of $282,120,721.
(a)	All or a portion of this security is out on loan as of January 31, 2021. Total value of securities out on loan is $1,472,190 or 0.5% of net assets.
(b)	Seven-day yield as of January 31, 2021.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended January 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2021:

Category
Investments in Securities
Assets
Level 1
Investment Companies	$280,847,005
Money Market Funds	410,691
Investments Purchased with Proceeds from Securities Lending	1,562,108
Total Level 1	282,819,804
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$282,819,804

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended January 31, 2021, there were no transfers into or out of Level 3 for the Fund.

Secured Borrowings (unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of January 31, 2021, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.